UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

MATTSON TECHNOLOGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-24838	77-0208119
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of Principal Executive Offices including Zip Code)
(510) 657-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On July 28, 2005, the Board of Directors (the “Board”) of Mattson Technology, Inc. (the “Company”) declared a dividend distribution of one preferred stock purchase right (collectively, the “Rights”) for each outstanding share of common stock, par value $0.001 per share, of the Company to stockholders of record at the close of business on August 15, 2005. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Computershare Trust Company, N.A. (the “Rights Agent”), as successor to Mellon Investor Services, LLC, dated July 28, 2005 (as amended from time to time, the “Rights Agreement”).
On May 5, 2015, the Company entered into Amendment No. 3 to Rights Agreement (the “Amendment”) to change the “Final Expiration Date” of the Rights Agreement from July 27, 2015 to May 5, 2015. As a result of the Amendment, effective as of the close of business on May 5, 2015, the Rights will expire and will no longer be outstanding and the Rights Agreement will terminate by its terms.
The Amendment is filed as an exhibit hereto and incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment.
Item 3.03. Material Modifications to Rights of Security Holders.
The information provided in Item 1.01 above is hereby incorporated herein by reference.
Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the adoption of the Rights Agreement, on August 2, 2005, the Company filed a Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock with the Secretary of State of the State of Delaware, setting forth the rights, powers and preferences of the Series A Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).
Following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.
The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1	Certificate of Elimination of Series A Preferred Stock of Mattson Technology, Inc.
4.1	Amendment No. 3 to Rights Agreement, dated May 5, 2015, between Mattson Technology, Inc. and Computershare Trust Company, N.A., as Rights Agent and successor to Mellon Investor Services, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2015

By: /s/ TYLER PURVIS
Tyler Purvis Senior Vice President, Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description
3.1	Certificate of Elimination of Series A Preferred Stock of Mattson Technology, Inc.
4.1	Amendment No. 3 to Rights Agreement, dated May 5, 2015, between Mattson Technology, Inc. and Computershare Trust Company, N.A., as Rights Agent and successor to Mellon Investor Services, LLC.